Exhibit 99.2

The Firm's fourth quarter earnings results reflect the completed acquisition of E*TRADE Financial Corporation (E*TRADE), which closed on October 2, 2020.  The comparisons of current and prior periods are impacted by the financial results of E*TRADE reported in the Wealth Management Segment.

Consolidated Financial Summary
(unaudited, dollars in millions)

	Quarter Ended			Percentage Change From:		Twelve Months Ended		Percentage
	Dec 31, 2020	Sep 30, 2020	Dec 31, 2019	Sep 30, 2020	Dec 31, 2019	Dec 31, 2020	Dec 31, 2019	Change
Net revenues
Institutional Securities	$7,004	$6,062	$5,054	16%	39%	$25,948	$20,386	27%
Wealth Management	5,681	4,657	4,582	22%	24%	19,055	17,737	7%
Investment Management	1,100	1,056	1,356	4%	(19%)	3,734	3,763	(1%)
Intersegment Eliminations	(145)	(118)	(135)	(23%)	(7%)	(539)	(467)	(15%)
Net revenues	$13,640	$11,657	$10,857	17%	26%	$48,198	$41,419	16%

Non-interest expenses
Institutional Securities	$3,844	$4,014	$3,929	(4%)	(2%)	$16,797	$14,896	13%
Wealth Management	4,611	3,537	3,419	30%	35%	14,668	12,905	14%
Investment Management	904	741	909	22%	(1%)	2,864	2,778	3%
Intersegment Eliminations	(149)	(122)	(133)	(22%)	(12%)	(549)	(461)	(19%)
Non-interest expenses (1)	$9,210	$8,170	$8,124	13%	13%	$33,780	$30,118	12%

Income before taxes
Institutional Securities	$3,160	$2,048	$1,125	54%	181%	$9,151	$5,490	67%
Wealth Management	1,070	1,120	1,163	(4%)	(8%)	4,387	4,832	(9%)
Investment Management	196	315	447	(38%)	(56%)	870	985	(12%)
Intersegment Eliminations	4	4	(2)	--	*	10	(6)	*
Income before taxes	$4,430	$3,487	$2,733	27%	62%	$14,418	$11,301	28%

Net Income applicable to Morgan Stanley
Institutional Securities	$2,422	$1,647	$1,034	47%	134%	$7,012	$4,599	52%
Wealth Management	802	842	889	(5%)	(10%)	3,361	3,728	(10%)
Investment Management	158	225	317	(30%)	(50%)	615	719	(14%)
Intersegment Eliminations	3	3	(1)	--	*	8	(4)	*
Net Income applicable to Morgan Stanley	$3,385	$2,717	$2,239	25%	51%	$10,996	$9,042	22%
Earnings applicable to Morgan Stanley common shareholders	$3,266	$2,597	$2,085	26%	57%	$10,500	$8,512	23%

The End Notes are an integral part of this presentation.  See pages 12 - 17 for Definition of U.S. GAAP to Non-GAAP Measures, Definitions of Performance Metrics and Terms, Supplemental Quantitative Details and Calculations, and Legal Notice.

Consolidated Financial Metrics, Ratios and Statistical Data
(unaudited)

	Quarter Ended			Percentage Change From:		Twelve Months Ended		Percentage
	Dec 31, 2020	Sep 30, 2020	Dec 31, 2019	Sep 30, 2020	Dec 31, 2019	Dec 31, 2020	Dec 31, 2019	Change

Financial Metrics:

Earnings per basic share	$1.84	$1.68	$1.33	10%	38%	$6.55	$5.26	25%
Earnings per diluted share	$1.81	$1.66	$1.30	9%	39%	$6.46	$5.19	24%

Return on average common equity	14.7%	13.2%	11.3%			13.1%	11.7%
Return on average tangible common equity	17.7%	15.0%	13.0%			15.2%	13.4%

Book value per common share	$51.13	$50.67	$45.82			$51.13	$45.82
Tangible book value per common share	$41.95	$44.81	$40.01			$41.95	$40.01

Excluding integration-related expenses (1)
Adjusted earnings per diluted share	$1.92	$1.66	$1.30	16%	48%	$6.58	$5.19	27%
Adjusted return on average common equity	15.6%	13.2%	11.3%			13.3%	11.7%
Adjusted return on average tangible common equity	18.7%	15.0%	13.0%			15.4%	13.4%

Financial Ratios:

Pre-tax profit margin	32%	30%	25%			30%	27%
Compensation and benefits as a % of net revenues	40%	44%	48%			43%	45%
Non-compensation expenses as a % of net revenues	28%	26%	27%			27%	27%
Firm expense efficiency ratio	68%	70%	75%			70%	73%
Firm expense efficiency ratio excluding integration-related expenses (1)	66%	70%	75%			70%	73%
Effective tax rate	23.0%	21.1%	15.7%			22.5%	18.3%

Statistical Data:

Period end common shares outstanding (millions)	1,810	1,576	1,594	15%	14%
Average common shares outstanding (millions)
Basic	1,774	1,542	1,573	15%	13%	1,603	1,617	(1%)
Diluted	1,802	1,566	1,602	15%	12%	1,624	1,640	(1%)

Worldwide employees	68,097	63,051	60,431	8%	13%

Notes:
-	The Firm’s fourth quarter results include $231 million of integration-related expenses on a pre-tax basis ($189 million after-tax) as a result of the E*TRADE acquisition. Total non-interest expenses include $151 million in compensation expense and $80 million in non-compensation expense.
-	The End Notes are an integral part of this presentation. See pages 12 - 17 for Definition of U.S. GAAP to Non-GAAP Measures, Definitions of Performance Metrics and Terms, Supplemental Quantitative Details and Calculations, and Legal Notice.

Consolidated and U.S. Bank Supplemental Financial Information
(unaudited, dollars in millions)

	Quarter Ended			Percentage Change From:		Twelve Months Ended		Percentage
	Dec 31, 2020	Sep 30, 2020	Dec 31, 2019	Sep 30, 2020	Dec 31, 2019	Dec 31, 2020	Dec 31, 2019	Change

Consolidated Balance sheet

Total assets	$1,115,862	$955,940	$895,429	17%	25%
Loans (1)	$161,745	$154,570	$141,963	5%	14%
Deposits	$310,782	$239,253	$190,356	30%	63%
Liquidity Resources (2)	$338,623	$267,292	$215,868	27%	57%
Long-term debt outstanding	$213,388	$198,891	$190,060	7%	12%
Maturities of long-term debt outstanding (next 12 months)	$24,241	$20,247	$20,402	20%	19%

Common equity	$92,531	$79,874	$73,029	16%	27%
Less: Goodwill and intangible assets	(16,615)	(9,228)	(9,249)	80%	80%
Tangible common equity	$75,916	$70,646	$63,780	7%	19%

Preferred equity	$9,250	$8,520	$8,520	9%	9%

U.S. Bank Supplemental Financial Information
Total assets	$346,515	$266,221	$219,636	30%	58%
Loans	$148,885	$140,639	$129,852	6%	15%
Investment securities portfolio (3)	$142,929	$91,096	$68,472	57%	109%
Deposits	$309,712	$238,025	$189,266	30%	64%

Regional revenues
Americas	$10,219	$8,387	$7,890	22%	30%	$35,017	$30,226	16%
EMEA (Europe, Middle East, Africa)	1,760	1,473	1,374	19%	28%	6,430	6,061	6%
Asia	1,661	1,797	1,593	(8%)	4%	6,751	5,132	32%
Consolidated net revenues	$13,640	$11,657	$10,857	17%	26%	$48,198	$41,419	16%

The End Notes are an integral part of this presentation.  See pages 12 - 17 for Definition of U.S. GAAP to Non-GAAP Measures, Definitions of Performance Metrics and Terms, Supplemental Quantitative Details and Calculations, and Legal Notice.

Consolidated Average Common Equity and Regulatory Capital Information
(unaudited, dollars in billions)

	Quarter Ended			Percentage Change From:		Twelve Months Ended		Percentage
	Dec 31, 2020	Sep 30, 2020	Dec 31, 2019	Sep 30, 2020	Dec 31, 2019	Dec 31, 2020	Dec 31, 2019	Change

Average Common Equity
Institutional Securities	$42.8	$42.8	$40.4	--	6%	$42.8	$40.4	6%
Wealth Management	26.5	18.2	18.2	46%	46%	20.8	18.2	14%
Investment Management	2.6	2.6	2.5	--	4%	2.6	2.5	4%
Parent	16.7	15.1	12.4	11%	35%	14.0	11.6	21%
Firm	$88.6	$78.7	$73.5	13%	21%	$80.2	$72.7	10%

Regulatory Capital

Common Equity Tier 1 capital	$78.7	$71.2	$64.8	11%	21%
Tier 1 capital	$88.1	$79.9	$73.4	10%	20%

Standardized Approach
Risk-weighted assets	$453.5	$408.9	$394.2	11%	15%
Common Equity Tier 1 capital ratio	17.4%	17.4%	16.4%
Tier 1 capital ratio	19.4%	19.5%	18.6%

Advanced Approach
Risk-weighted assets	$444.9	$420.1	$382.5	6%	16%
Common Equity Tier 1 capital ratio	17.7%	16.9%	16.9%
Tier 1 capital ratio	19.8%	19.0%	19.2%

Leverage-based capital
Tier 1 leverage ratio	8.4%	8.3%	8.3%
Supplementary Leverage Ratio (1)	7.4%	7.4%	6.4%

The End Notes are an integral part of this presentation.  See pages 12 - 17 for Definition of U.S. GAAP to Non-GAAP Measures, Definitions of Performance Metrics and Terms, Supplemental Quantitative Details and Calculations, and Legal Notice.

Institutional Securities
Income Statement Information, Financial Metrics and Ratios
(unaudited, dollars in millions)

	Quarter Ended			Percentage Change From:		Twelve Months Ended		Percentage
	Dec 31, 2020	Sep 30, 2020	Dec 31, 2019	Sep 30, 2020	Dec 31, 2019	Dec 31, 2020	Dec 31, 2019	Change
Revenues:

Advisory	$827	$357	$654	132%	26%	$2,008	$2,116	(5%)
Equity	1,000	874	422	14%	137%	3,092	1,708	81%
Fixed income	475	476	500	--	(5%)	2,104	1,910	10%
Underwriting	1,475	1,350	922	9%	60%	5,196	3,618	44%
Investment Banking	2,302	1,707	1,576	35%	46%	7,204	5,734	26%

Equity	2,498	2,262	1,920	10%	30%	9,801	8,056	22%
Fixed Income	1,664	1,924	1,273	(14%)	31%	8,824	5,546	59%
Other	58	(32)	1	*	*	167	93	80%
Sales and Trading	4,220	4,154	3,194	2%	32%	18,792	13,695	37%

Investments	68	87	68	(22%)	--	166	325	(49%)
Other	414	114	216	*	92%	(214)	632	*

Net revenues	7,004	6,062	5,054	16%	39%	25,948	20,386	27%

Compensation and benefits	1,575	2,001	2,057	(21%)	(23%)	8,342	7,433	12%
Non-compensation expenses	2,269	2,013	1,872	13%	21%	8,455	7,463	13%
Total non-interest expenses	3,844	4,014	3,929	(4%)	(2%)	16,797	14,896	13%

Income before taxes	3,160	2,048	1,125	54%	181%	9,151	5,490	67%
Net income applicable to Morgan Stanley	$2,422	$1,647	$1,034	47%	134%	$7,012	$4,599	52%

Pre-tax profit margin	45%	34%	22%			35%	27%
Compensation and benefits as a % of net revenues	22%	33%	41%			32%	36%
Non-compensation expenses as a % of net revenues	32%	33%	37%			33%	37%

Return on Average Common Equity	22%	15%	9%			15%	10%
Return on Average Tangible Common Equity (1)	22%	15%	9%			16%	10%

Trading VaR (Average Daily 95% / One-Day VaR)	$55	$58	$39

The End Notes are an integral part of this presentation.  See pages 12 - 17 for Definition of U.S. GAAP to Non-GAAP Measures, Definitions of Performance Metrics and Terms, Supplemental Quantitative Details and Calculations, and Legal Notice.

Wealth Management
Income Statement Information, Financial Metrics and Ratios
(unaudited, dollars in millions)

	Quarter Ended			Percentage Change From:		Twelve Months Ended		Percentage
	Dec 31, 2020	Sep 30, 2020	Dec 31, 2019	Sep 30, 2020	Dec 31, 2019	Dec 31, 2020	Dec 31, 2019	Change
Revenues:
Asset management	$2,975	$2,793	$2,655	7%	12%	$10,955	$10,199	7%
Transactional	1,340	880	829	52%	62%	3,694	2,969	24%
Net interest income	1,207	889	1,033	36%	17%	4,022	4,222	(5%)
Other	159	95	65	67%	145%	384	347	11%
Net revenues	5,681	4,657	4,582	22%	24%	19,055	17,737	7%

Compensation and benefits (1)	3,345	2,684	2,590	25%	29%	10,970	9,774	12%
Non-compensation expenses (1)	1,266	853	829	48%	53%	3,698	3,131	18%
Total non-interest expenses (1)	4,611	3,537	3,419	30%	35%	14,668	12,905	14%

Income before taxes (1)	1,070	1,120	1,163	(4%)	(8%)	4,387	4,832	(9%)
Net income applicable to Morgan Stanley	$802	$842	$889	(5%)	(10%)	$3,361	$3,728	(10%)

Pre-tax profit margin	19%	24%	25%			23%	27%
Pre-tax profit margin excluding integration-related expenses	23%	24%	25%			24%	27%
Compensation and benefits as a % of net revenues	59%	58%	57%			58%	55%
Non-compensation expenses as a % of net revenues	22%	18%	18%			19%	18%

Return on Average Common Equity	12%	18%	19%			16%	20%
Return on Average Tangible Common Equity (2)	23%	31%	34%			29%	36%

Notes:
-	Wealth Management’s fourth quarter results include $231 million of integration-related expenses on a pre-tax basis ($189 million after-tax) as a result of the E*TRADE acquisition. Total non-interest expenses include $151 million in compensation expense and $80 million in non-compensation expense.
-	The End Notes are an integral part of this presentation. See pages 12 - 17 for Definition of U.S. GAAP to Non-GAAP Measures, Definitions of Performance Metrics and Terms, Supplemental Quantitative Details and Calculations, and Legal Notice.

Wealth Management
Financial Information and Statistical Data
(unaudited, dollars in billions)

	Quarter Ended			Percentage Change From:
	Dec 31, 2020	Sep 30, 2020	Dec 31, 2019	Sep 30, 2020	Dec 31, 2019

Wealth Management Metrics

Total client assets	$3,999	$2,852	$2,700	40%	48%
Net new assets	$66.1	$51.8	$27.1	28%	144%
U.S. Bank loans	$98.1	$91.3	$80.1	7%	22%
Margin and other lending (1)	$23.1	$9.1	$9.7	154%	138%
Deposits (2)	$306	$234	$187	31%	64%
Annualized average rate on deposits	0.24%	0.38%	0.91%

Advisor-led channel

Advisor-led client assets	$3,167	$2,759	$2,623	15%	21%

Fee-based client assets	$1,472	$1,333	$1,267	10%	16%
Fee-based asset flows	$24.1	$23.8	$24.9	1%	(3%)
Fee-based assets as a % of advisor-led client assets	46%	48%	48%

Wealth Management representatives	15,950	15,469	15,468	3%	3%

Self-directed channel

Self-directed assets	$832	$93	$77	*	*
Daily average revenue trades (000's)	1,106	6	3	*	*
Self-directed households (000's)	6,747	1,668	1,649	*	*

Workplace channel

Workplace unvested assets	$435	$157	$133	177%	*
Number of participants (000's)	4,885	2,694	2,737	81%	78%

The End Notes are an integral part of this presentation.  See pages 12 - 17 for Definition of U.S. GAAP to Non-GAAP Measures, Definitions of Performance Metrics and Terms, Supplemental Quantitative Details and Calculations, and Legal Notice.

Investment Management
Income Statement Information, Financial Metrics and Ratios
(unaudited, dollars in millions)

	Quarter Ended			Percentage Change From:		Twelve Months Ended		Percentage
	Dec 31, 2020	Sep 30, 2020	Dec 31, 2019	Sep 30, 2020	Dec 31, 2019	Dec 31, 2020	Dec 31, 2019	Change
Revenues:
Asset management	$869	$795	$736	9%	18%	$3,013	$2,629	15%
Investments (1)	256	258	670	(1%)	(62%)	808	1,213	(33%)
Other	(25)	3	(50)	*	50%	(87)	(79)	(10%)
Net revenues	1,100	1,056	1,356	4%	(19%)	3,734	3,763	(1%)

Compensation and benefits	530	401	581	32%	(9%)	1,542	1,630	(5%)
Non-compensation expenses	374	340	328	10%	14%	1,322	1,148	15%
Total non-interest expenses	904	741	909	22%	(1%)	2,864	2,778	3%

Income before taxes	196	315	447	(38%)	(56%)	870	985	(12%)
Net income applicable to Morgan Stanley	$158	$225	$317	(30%)	(50%)	$615	$719	(14%)

Pre-tax profit margin	18%	30%	33%			23%	26%
Compensation and benefits as a % of net revenues	48%	38%	43%			41%	43%
Non-compensation expenses as a % of net revenues	34%	32%	24%			35%	31%

Return on Average Common Equity	24%	34%	51%			23%	29%
Return on Average Tangible Common Equity (2)	37%	53%	82%			36%	47%

The End Notes are an integral part of this presentation.  See pages 12 - 17 for Definition of U.S. GAAP to Non-GAAP Measures, Definitions of Performance Metrics and Terms, Supplemental Quantitative Details and Calculations, and Legal Notice.

Investment Management
Financial Information and Statistical Data
(unaudited, dollars in billions)

	Quarter Ended			Percentage Change From:		Twelve Months Ended		Percentage
	Dec 31, 2020	Sep 30, 2020	Dec 31, 2019	Sep 30, 2020	Dec 31, 2019	Dec 31, 2020	Dec 31, 2019	Change

Assets under management or supervision (AUM)

Net flows by asset class (1)
Equity	$12.2	$10.0	$2.4	22%	*	$32.8	$7.3	*
Fixed Income	(1.3)	3.1	3.4	*	*	7.5	5.8	29%
Alternative / Other	(2.4)	(2.7)	0.9	11%	*	0.7	2.3	(70%)
Long-Term Net Flows	8.5	10.4	6.7	(18%)	27%	41.0	15.4	166%

Liquidity	16.5	2.1	22.4	*	(26%)	89.9	28.7	*

Total net flows	$25.0	$12.5	$29.1	100%	(14%)	$130.9	$44.1	197%

Assets under management or supervision by asset class (2)
Equity	$242	$202	$138	20%	75%
Fixed Income	98	92	79	7%	24%
Alternative / Other	153	150	139	2%	10%
Long‐Term Assets Under Management or Supervision	493	444	356	11%	38%

Liquidity	288	271	196	6%	47%

Total Assets Under Management or Supervision	$781	$715	$552	9%	41%

The End Notes are an integral part of this presentation.  See pages 12 - 17 for Definition of U.S. GAAP to Non-GAAP Measures, Definitions of Performance Metrics and Terms, Supplemental Quantitative Details and Calculations, and Legal Notice.

Consolidated Loans and Lending Commitments
(unaudited, dollars in billions)

	Quarter Ended			Percentage Change From:
	Dec 31, 2020	Sep 30, 2020	Dec 31, 2019	Sep 30, 2020	Dec 31, 2019

Institutional Securities

Loans:
Corporate	$14.3	$15.8	$11.5	(9%)	24%
Secured lending facilities	29.5	30.3	29.6	(3%)	--
Commercial and residential real estate	11.1	9.6	13.1	16%	(15%)
Securities-based lending and other	8.3	7.0	7.4	19%	12%

Total Loans	63.2	62.7	61.6	1%	3%

Lending Commitments	113.5	105.5	106.9	8%	6%

Institutional Securities Loans and Lending Commitments	$176.7	$168.2	$168.5	5%	5%

Wealth Management

Loans:
Securities-based lending and other	$62.9	$57.7	$49.9	9%	26%
Residential real estate	35.2	33.6	30.2	5%	17%

Total Loans	98.1	91.3	80.1	7%	22%

Lending Commitments	14.4	14.6	13.1	(1%)	10%

Wealth Management Loans and Lending Commitments	$112.5	$105.9	$93.2	6%	21%

Consolidated Loans and Lending Commitments (1)	$289.2	$274.1	$261.7	6%	11%

The End Notes are an integral part of this presentation.  See pages 12 - 17 for Definition of U.S. GAAP to Non-GAAP Measures, Definitions of Performance Metrics and Terms, Supplemental Quantitative Details and Calculations, and Legal Notice.

Consolidated Loans and Lending Commitments
Allowance for Credit Losses (ACL) as of December 31, 2020
(unaudited, dollars in millions)

	Loans and Lending Commitments	ACL (1)	ACL %	Q4 Provision (2)
	(Gross)
Loans:
Held For Investment (HFI)

Corporate	$6,046	$309	5.1%	$(55)
Secured lending facilities	25,727	198	0.8%	5
Commercial and residential real estate	7,346	211	2.9%	24
Other	1,279	21	1.7%	(7)
Institutional Securities - HFI	$40,398	$739	1.8%	$(33)

Wealth Management - HFI	98,215	96	0.1%	(9)

Held For Investment	$138,613	$835	0.6%	$(42)

Held For Sale	12,801

Fair Value	10,723

Total Loans	162,137	835		(42)

Lending Commitments	127,855	396	0.3%	47

Consolidated Loans and Lending Commitments	$289,992	$1,231		$5

The End Notes are an integral part of this presentation.  See pages 12 - 17 for Definition of U.S. GAAP to Non-GAAP Measures, Definitions of Performance Metrics and Terms, Supplemental Quantitative Details and Calculations, and Legal Notice.

Definition of U.S. GAAP to Non-GAAP Measures

(a)
The Firm prepares its Consolidated Financial Statements using accounting principles generally accepted in the United States (U.S. GAAP).  From time to time, Morgan Stanley may disclose certain “non-GAAP financial measures” in the course of its earnings releases, earnings conference calls, financial presentations and otherwise.  The Securities and Exchange Commission defines a “non-GAAP financial measure” as a numerical measure of historical or future financial performance, financial positions, or cash flows that is subject to adjustments that effectively exclude, or include amounts from the most directly comparable measure calculated and presented in accordance with U.S. GAAP.  Non-GAAP financial measures disclosed by Morgan Stanley are provided as additional information to analysts, investors and other stakeholders in order to provide them with greater transparency about, or an alternative method for assessing, our financial condition, operating results, or prospective regulatory capital requirements.  These measures are not in accordance with, or a substitute for U.S. GAAP, and may be different from or inconsistent with non-GAAP financial measures used by other companies.  Whenever we refer to a non-GAAP financial measure, we will also generally define it or present the most directly comparable financial measure calculated and presented in accordance with U.S. GAAP, along with a reconciliation of the differences between the non-GAAP financial measure we reference and such comparable U.S. GAAP financial measure.  In addition to the following notes, please also refer to the Firm's Annual Report on Form 10-K for the year ended December 31, 2019.

(b)
The following are considered non-GAAP financial measures that the Firm considers useful for analysts, investors and other stakeholders to allow comparability of operating performance and capital adequacy.  These measures are calculated as follows:

-
Earnings per diluted share excluding integration-related expenses represents net income applicable to Morgan Stanley, adjusted for the impact of the integration-related expenses associated with the acquisition of E*TRADE, less preferred dividends divided by the average number of diluted shares outstanding.

	-	The return on average tangible common equity represents annualized earnings applicable to Morgan Stanley common shareholders as a percentage of average tangible common equity.
-
The return on average common equity and the return on average tangible common equity excluding integration-related expenses are adjusted in both the numerator and the denominator to exclude the integration-related expenses associated with the acquisition of E*TRADE.

-
Segment return on average common equity and return on average tangible common equity represent full year net income or annualized net income for the quarter applicable to Morgan Stanley for each segment, less preferred dividend segment allocation, divided by average common equity and average tangible common equity for each respective segment.  The segment adjustments to common equity to derive segment average tangible common equity are generally set at the beginning of the year, and will remain fixed throughout the year until the next annual reset unless a significant business change occurs (e.g., acquisition or disposition).

	-	Tangible common equity represents common equity less goodwill and intangible assets net of certain mortgage servicing rights deduction.
	-	Tangible book value per common share represents tangible common equity divided by period end common shares outstanding.
-
Pre-tax profit margin excluding integration-related expenses represents income before income taxes less integration-related expenses associated with the acquisition of E*TRADE as percentages of net revenues.

-
The Firm expense efficiency ratio excluding integration-related expenses represents total non‐interest expenses less integration-related expenses associated with the acquisition of E*TRADE as a percentage of net revenues.

Definitions of Performance Metrics and Terms

Our earnings releases, earnings conference calls, financial presentations and other communications may also include certain metrics which we believe to be useful to us, investors, analysts and other stakeholders by providing further transparency about, or an additional means of assessing, our financial condition and operating results.

Page 1:
(a)	Net income applicable to Morgan Stanley represents net income, less net income applicable to nonredeemable noncontrolling interests.
(b)	Earnings applicable to Morgan Stanley common shareholders represents net income applicable to Morgan Stanley, less preferred dividends.

Page 2:
(a)	The return on average common equity represents annualized earnings applicable to Morgan Stanley common shareholders as a percentage of average common equity.
(b)	Book value per common share represents common equity divided by period end common shares outstanding.
(c)	Tangible book value per common share represents tangible common equity divided by period end common shares outstanding.
(d)	Pre-tax profit margin percentages represent income before income taxes as percentages of net revenues.
(e)	The Firm expense efficiency ratio represents total non‐interest expenses as a percentage of net revenues.

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(a)
Liquidity Resources, which are held within the bank and non-bank operating subsidiaries, are comprised of high quality liquid assets (HQLA) and cash deposits with banks ("Liquidity Resources"). The total amount of Liquidity Resources is actively managed by us considering the following components: unsecured debt maturity profile; balance sheet size and composition; funding needs in a stressed environment, inclusive of contingent cash outflows; legal entity, regional and segment liquidity requirements; regulatory requirements; and collateral requirements.

(b)	The Firm's goodwill and intangible balances utilized in the calculation of tangible common equity are net of certain mortgage servicing rights deduction.
(c)
U.S. Bank refers to the Firm's U.S. Bank operating subsidiaries Morgan Stanley Bank, N.A. and Morgan Stanley Private Bank, National Association, E*TRADE Bank, and E*TRADE Savings Bank, and excludes balances between Bank subsidiaries, as well as deposits from the Parent and affiliates.

(d)
Firmwide regional revenues reflect the Firm's consolidated net revenues on a managed basis.  Further discussion regarding the geographic methodology for net revenues is disclosed in Note 21 to the consolidated financial statements included in the Firm's Annual Report on Form 10-K for the year ended December 31, 2019 (2019 Form 10-K).

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(a)
The Firm's attribution of average common equity to the business segments is based on the Required Capital framework, an internal capital adequacy measure. This framework is a risk-based and leverage-based capital measure, which is compared with the Firm's regulatory capital to ensure that the Firm maintains an amount of going concern capital after absorbing potential losses from stress events, where applicable, at a point in time.  The Required Capital Framework is based on the Firm's regulatory capital requirements. The Firm defines the difference between its total average common equity and the sum of the average common equity amounts allocated to its business segments as Parent common equity.  The amount of capital allocated to the business segments is generally set at the beginning of the year, and will remain fixed throughout the year until the next annual reset unless a significant business change occurs (e.g., acquisition or disposition).  We are planning to make updates to our Required Capital framework for 2021 to take into account changes to our risk-based capital requirements resulting from the stress capital buffer and we will continue to evaluate the framework with respect to the impact of other future regulatory requirements as appropriate.  For further discussion of the framework, refer to "Quantitative and Qualitative Disclosures about Risk" in the Firm's Annual Report on Form 10-K for the year ended December 31, 2019.

(b)
The Firm's risk-based capital ratios are computed under each of the (i) standardized approaches for calculating credit risk and market risk risk-weighted assets (RWAs) (the “Standardized Approach”) and (ii) applicable advanced approaches for calculating credit risk, market risk and operational risk RWAs (the “Advanced Approach”). For information on the calculation of regulatory capital and ratios, and associated regulatory requirements, please refer to "Management’s Discussion and Analysis of Financial Condition and Results of Operations – Liquidity and Capital Resources – Regulatory Requirements" in the Firm’s Form 10-Q for the period ended September 30, 2020 and in the Firm's 2019 Form 10-K.

(c)	Supplementary leverage ratio represents Tier 1 capital divided by the total supplementary leverage exposure.

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(a)	Institutional Securities Sales and Trading net revenues includes trading, net interest income (interest income less interest expense), asset management and commissions and fees revenues.
(b)	Pre-tax profit margin percentages represent income before income taxes as percentages of net revenues.
(c)
VaR represents the unrealized loss in portfolio value that one would not expect to exceed, on average, more than five times every one hundred trading days in the Firm's trading positions if the portfolio were held constant for a one-day period. Further discussion of the calculation of VaR and the limitations of the Firm's VaR methodology, is disclosed in "Quantitative and Qualitative Disclosures about Risk" included in the Firm's 2019 Form 10-K.

Definitions of Performance Metrics and Terms

Our earnings releases, earnings conference calls, financial presentations and other communications may also include certain metrics which we believe to be useful to us, investors, analysts and other stakeholders by providing further transparency about, or an additional means of assessing, our financial condition and operating results.

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(a)	Transactional revenues for the Wealth Management segment includes investment banking, trading, and commissions and fee revenues.
(b)	Net interest income represents interest income less interest expense.
(c)	Other revenues for the Wealth Management segment includes investments and other revenues.
(d)	Pre-tax profit margin percentages represent income before income taxes as percentages of net revenues.

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(a)	Net new assets represents client inflows (including dividend and interest) less client outflows (excluding activity from business combinations/divestitures and impact of fees and commissions).
(b)	Margin and other lending represents Wealth Management margin lending arrangements, which allow customers to borrow against the value of qualifying securities and Wealth Management other lending which includes non-purpose securities based lending on non-bank entities.

(c)
Deposits reflects Wealth Management deposit liabilities sourced from both Wealth Management client deposits and external funding on the US Bank entities. Deposits include internal and external brokerage sweeps deposits programs, savings and other, and time deposits.

(d)	Annualized average rate on deposits represents the weighted average cost of deposits as of periods ended December 31, 2020, September 30, 2020 and December 31, 2019.
(e)	Advisor-led client assets represents client assets in accounts that have a Wealth Management representative assigned.
(f)	Fee-based client assets represents the amount of assets in client accounts where the basis of payment for services is a fee calculated on those assets.
(g)	Fee‐based asset flows includes net new fee‐based assets, net account transfers, dividends, interest, and client fees and exclude institutional cash management related activity.
(h)	Self-directed assets represents active accounts which are not advisor led. Active accounts are defined as having $25 or more in assets.
(i)	Daily average revenue trades (DARTs) represents the total client-directed trades in a period divided by the number of trading days during that period.
(j)
Self-directed households represents the total number of households that include at least one account with self-directed assets. Individual households or participants that are engaged in one or more of our Wealth Management channels (Advisor-Led, Self-Directed, Workplace) will be included in each of the respective channel counts.

(k)	Workplace unvested assets represents the market value at the end of the period. Workplace unvested assets represent the market value of public company securities at the end of the period.
(l)	Workplace participants represents total accounts with vested or unvested assets >0 in the workplace channel. Individuals with accounts in multiple plans are counted as participants in each plan.

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(a)	Other revenues for the Investment Management segment includes investment banking, trading, net interest and other revenues.
(b)	Pre-tax profit margin percentages represent income before income taxes as percentages of net revenues.

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(a)	Investment Management Alternative/Other asset class includes products in Fund of Funds, Real Estate, Private Equity and Credit strategies, as well as Multi-Asset portfolios.
(b)
Investment Management net flows include new commitments, investments or reinvestments, net of client redemptions, returns of capital post-fund investment period and dividends not reinvested and excludes the impact of the transition of funds from their commitment period to the invested capital period.

(c)
Total assets under management or supervision excludes shares of minority stake assets which represent the Investment Management business segment’s proportional share of assets managed by third-party asset managers in which we hold investments accounted for under the equity method.

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(a)	Corporate loans include relationship and event-driven loans and typically consist of revolving lines of credit, term loans and bridge loans.
(b)
Secured lending facilities include loans provided to clients, which are primarily secured by loans, which are, in turn, collateralized by various assets including residential real estate, commercial real estate, corporate and financial assets.

(c)	Securities-based lending and Other includes financing extended to sales and trading customers and corporate loans purchased in the secondary market.
(d)	Institutional Securities Lending Commitments principally include Corporate lending activity.

Supplemental Quantitative Details and Calculations

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(1) The Firm non-interest expenses by category are as follows:

	4Q20	3Q20	4Q19	4Q20 YTD	4Q19 YTD
Compensation and benefits	$5,450	$5,086	$5,228	$20,854	$18,837

Non-compensation expenses:
Brokerage, clearing and exchange fees	776	697	633	2,929	2,493
Information processing and communications	697	616	567	2,465	2,194
Professional services	679	542	555	2,205	2,137
Occupancy and equipment	456	373	375	1,559	1,428
Marketing and business development	161	78	200	434	660
Other	991	778	566	3,334	2,369
Total non-compensation expenses	3,760	3,084	2,896	12,926	11,281

Total non-interest expenses	$9,210	$8,170	$8,124	$33,780	$30,118

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(1)
The fourth quarter and full year ended December 31, 2020 also included pre-tax integration-related expenses of $231 million ($189 million after-tax) associated with the acquisition of E*TRADE. The following sets forth the impact of the integration-related expenses to earnings per diluted share, return on average common equity and return on average tangible common equity (which are excluded):

	4Q20	4Q20 YTD
Earnings per diluted share - GAAP	$1.81	$6.46
Impact of adjustments	$0.11	$0.12
Earnings per diluted share excluding integration-related expenses - Non-GAAP	$1.92	$6.58

Return on average common equity - GAAP	14.7%	13.1%
Impact of adjustments	0.9%	0.2%
Return on average common equity excluding integration-related expenses - Non-GAAP	15.6%	13.3%

Return on average tangible common equity - GAAP	17.7%	15.2%
Impact of adjustments	1.0%	0.2%
Return on average tangible common equity excluding integration-related expenses - Non-GAAP	18.7%	15.4%

Firm expense efficiency ratio - GAAP	67.5%	70.1%
Impact of adjustments	(1.7)%	(0.5)%
Firm expense efficiency ratio excluding integration-related expenses - Non-GAAP	65.8%	69.6%

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(1) Includes loans held for investment (net of allowance), loans held for sale and also includes loans at fair value which are included in Trading assets on the balance sheet.
(2)
Beginning in the quarter ended March 31, 2020, the internal measure of liquidity was changed from Global Liquidity Reserve to Liquidity Resources to be more aligned with the current regulatory definition HQLA. December 31, 2019 has been recast.

(3)
As of December 31, 2020, September 30, 2020 and December 31, 2019, the U.S. Bank investment securities portfolio included held to maturity investment securities of $52.6 billion, $28.2 billion and $26.1 billion, respectively.

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(1)
Based on a Federal Reserve interim final rule in effect until March 31, 2021, our supplementary leverage ratio (SLR) and supplementary leverage exposure, effective June 30, 2020, reflect the exclusion of U.S. Treasury securities and deposits at Federal Reserve Banks. The exclusion of these assets had the effect of increasing our SLR by 0.8% as of December 31, 2020.

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(1)
Institutional Securities average tangible common equity represents average common equity adjusted to exclude goodwill and intangible assets net of allowable mortgage servicing rights deduction. The adjustments are as follows: 4Q20: $484mm; 3Q20: $484mm; 4Q19: $536mm; 4Q20 YTD: $484mm; 4Q19 YTD: $536mm

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(1) For the fourth quarter and full year ended December 31, 2020, integration-related compensation and non-compensation expenses associated with the acquisition of E*TRADE are as follows:

4Q20
Compensation expenses	$151
Non-compensation expenses	80
Total non-interest expenses	$231
Income tax provision	42
Total non-interest expenses (after-tax)	$189

(2)
Wealth Management average tangible common equity represents average common equity adjusted to exclude goodwill and intangible assets net of allowable mortgage servicing rights deduction. The adjustments are as follows: 4Q20: $13,440mm; 3Q20: $7,802mm; 4Q19: $8,088mm; 4Q20 YTD: $9,536mm; 4Q19 YTD: $8,088mm

Supplemental Quantitative Details and Calculations

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(1)	Wealth Management other lending includes $3 billion of non-purpose securities based lending on non-bank entities in each period ended December 31, 2020, September 30, 2020 and December 31, 2019.
(2)	For the quarter ended December 31, 2020, Wealth Management deposits of $306 billion exclude off-balance sheet deposits of $25 billion held by third parties outside of Morgan Stanley.
Total deposits details are as follows:
4Q20
Brokerage sweep deposits	$232
Other deposits	74
Total balance sheet deposits	306
Off-balance sheet deposits	25
Total deposits	$331

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(1)
Includes investment gains or losses for certain funds included in the Firm's consolidated financial statements for which the limited partnership interests in these gains or losses were reported in net income applicable to nonredeemable noncontrolling interests.

(2)
Investment Management average tangible common equity represents average common equity adjusted to exclude goodwill and intangible assets net of allowable mortgage servicing rights deduction. The adjustments are as follows: 4Q20: $932mm; 3Q20: $932mm; 4Q19: $940mm; 4Q20 YTD: $932mm; 4Q19 YTD: $940mm

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(1)	Net Flows by region for the quarters ended December 31, 2020, September 30, 2020 and December 31, 2019 were:
North America: $21.4 billion, $(3.5) billion and $19.4 billion
International: $3.6 billion, $16.0 billion and $9.7 billion
(2)	Assets under management or supervision by region for the quarters ended December 31, 2020, September 30, 2020 and December 31, 2019 were:
North America: $449 billion, $409 billion and $307 billion
International: $332 billion, $306 billion and $245 billion

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(1)
For the quarters ended December 31, 2020, September 30, 2020 and December 31, 2019, Investment Management reflected loan balances of $441 million, $569 million and $256 million, respectively, and lending commitments of $21 million for the quarter ended December 31, 2019, which are not included in the Consolidated Loans and Lending Commitments balance.

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(1)	For the quarter ended December 31, 2020, the Allowance Rollforward for Loans and Lending Commitments is as follows:

	Institutional Securities	Wealth Management	Total
Loans

Allowance for Credit Losses (ACL)
Beginning Balance - September 30, 2020	$806	$107	$913
Net Charge Offs	(41)	(2)	(43)
Provision	(33)	(9)	(42)
Other	7	-	7
Ending Balance - December 31, 2020	$739	$96	$835

Lending Commitments

Allowance for Credit Losses (ACL)
Beginning Balance - September 30, 2020	$342	$5	$347
Net Charge Offs	-	-	-
Provision	47	-	47
Other	2	-	2
Ending Balance - December 31, 2020	$391	$5	$396

Loans and Lending Commitments

Allowance for Credit Losses (ACL)
Beginning Balance - September 30, 2020	$1,148	$112	$1,260
Net Charge Offs	(41)	(2)	(43)
Provision	14	(9)	5
Other	9	-	9
Ending Balance - December 31, 2020	$1,130	$101	$1,231

(2)
The provision for credit losses associated with loans held for investment is reported in other revenues while the provision for credit losses related to lending commitments is reported in other expenses.

Legal Notice

This Financial Supplement contains financial, statistical and business-related information, as well as business and segment trends.
The information should be read in conjunction with the Firm's fourth quarter earnings press release issued January 20, 2021.